                                 SIXTH AMENDMENT
                                       TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

         This Sixth Amendment, dated as of July 27, 1995, to the Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992, is entered into among PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Transferor"), FDS NATIONAL BANK, a national banking corporation (the "Servicer") and CHEMICAL BANK, a New York banking corporation, as Trustee (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Transferor, the Servicer, and the Trustee are parties to an Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement");

         WHEREAS, the Transferor, the Servicer, and the Trustee desire to amend Exhibit C to the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of exhibits thereto; and

         WHEREAS, an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Sixth Amendment does not adversely affect in any material respect the interests of the Certificateholders (as such term is defined in the Pooling and Servicing Agreement) is attached hereto;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Exhibit C to the Pooling and Servicing Agreement is hereby deleted and replaced in its entirety with Exhibit C attached hereto.

         2. The Pooling and Servicing Agreement, as amended by this Sixth Amendment, shall continue in full force and affect among the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          PRIME RECEIVABLES CORPORATION

                          By /s/ Susan R. Robinson
                             -------------------------------------
                          Title  President
                                ----------------------------------

                          FDS NATIONAL BANK

                          By /s/ James R. Gudmens
                             -------------------------------------
                          Title  President
                                ----------------------------------

                          CHEMICAL BANK

                          By /s/ Charles Dooley
                             -------------------------------------
                          Title Vice President
                                ----------------------------------

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                                  July 27, 1995

Chemical Bank, as Trustee
450 West 33rd Street
New York, NY 10001

Attention:  Corporate Trustee Administration

         Re: AMENDED AND RESTATED POOLING & SERVICING AGREEMENT, DATED AS OF DECEMBER 15, 1992, AMONG PRIME RECEIVABLES CORPORATION, FEDERATED DEPARTMENT STORES, INC., AND CHEMICAL BANK, AS TRUSTEE (AS AMENDED, THE "AGREEMENT")

Ladies and Gentlemen:

         As General Counsel of Federated Department Stores, Inc., I have acted as counsel to Prime Receivables Corporation in connection with the Sixth Amendment to the Agreement (the "Amendment").

         I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that:

                  The Amendment, and the deletion of the current Exhibit C to the Agreement and the replacement therefor with an amended Exhibit C pursuant to the Amendment, do not adversely affect in any material respect the interest of any of the Investor Certficateholders (as such term is defined in the Agreement).

                                                     Very truly yours,

                                                     /s/ Dennis J. Broderick
                                                    --------------------------
                                                    Dennis J. Broderick